UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2022

Date of reporting period:	January 1, 2022 – June 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

August 5, 2022

Dear Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. Both stocks and bonds have experienced sharp declines in the first half of 2022. Inflation has shaken consumer confidence, while higher interest rates are helping to slow the U.S. economy. Globally, the Russia-Ukraine War, supply chain disruptions, and China’s continued deceleration could prolong market volatility.

While this difficult environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also have changes to the Board of Trustees to announce. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022: Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Performance summary (as of 6/30/22)

Investment objective
Capital appreciation

Net asset value June 30, 2022

Class IA: $26.52	Class IB: $26.40

Annualized total return at net asset value (as of 6/30/22)

	Class IA shares	Class IB shares
	(9/30/98)	(9/30/98)	S&P 500 Index
6 months	–19.49%	–19.57%	–19.96%
1 year	–12.34	–12.54	–10.62
5 years	11.27	11.00	11.31
10 years	13.15	12.87	12.96
Life of fund	7.38	7.12	7.69

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

The S&P 500® Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Research Fund	1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/22 to 6/30/22. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/21	0.73%	0.98%
Annualized expense ratio for the six-month
period ended 6/30/22*	0.78%	1.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes one-time annualized proxy cost of 0.03%.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/22		ended 6/30/22
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.49	$4.61	$3.91	$5.16
Ending value
(after
expenses)	$805.10	$804.30	$1,020.93	$1,019.69

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/22. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181) ; and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

2	Putnam VT Research Fund

The fund’s portfolio 6/30/22 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (2.4%)
Boeing Co. (The) †	599	$81,895
CAE, Inc. (Canada) †	4,705	115,944
Northrop Grumman Corp.	1,363	652,291
Raytheon Technologies Corp.	6,264	602,033
		1,452,163
Airlines (0.3%)
Southwest Airlines Co. †	5,438	196,421
		196,421
Automobiles (1.5%)
General Motors Co. †	2,609	82,862
Tesla, Inc. †	1,185	798,003
		880,865
Banks (2.7%)
Bank of America Corp.	18,800	585,244
Citigroup, Inc.	19,542	898,737
Silvergate Capital Corp. Class A †	2,411	129,061
		1,613,042
Beverages (2.8%)
Coca-Cola Co. (The)	10,902	685,845
Constellation Brands, Inc. Class A	283	65,956
PepsiCo, Inc.	5,571	928,463
		1,680,264
Biotechnology (1.7%)
Ascendis Pharma A/S ADR (Denmark) † S	1,767	164,260
Ironwood Pharmaceuticals, Inc. †	11,883	137,011
Regeneron Pharmaceuticals, Inc. †	842	497,731
Vertex Pharmaceuticals, Inc. †	837	235,858
		1,034,860
Building products (0.8%)
Johnson Controls International PLC	9,937	475,784
		475,784
Capital markets (2.9%)
Charles Schwab Corp. (The)	7,466	471,702
Goldman Sachs Group, Inc. (The)	2,570	763,341
KKR & Co., Inc.	7,178	332,270
Quilter PLC (United Kingdom)	113,733	141,908
		1,709,221
Chemicals (1.9%)
Corteva, Inc.	6,519	352,939
Eastman Chemical Co.	1,339	120,202
Linde PLC	679	195,233
PPG Industries, Inc.	1,556	177,913
Sherwin-Williams Co. (The)	1,278	286,157
		1,132,444
Construction materials (0.2%)
CRH PLC ADR (Ireland)	3,850	134,057
		134,057
Containers and packaging (0.5%)
Avery Dennison Corp.	1,827	295,736
		295,736
Diversified financial services (0.7%)
Apollo Global Management, Inc.	8,563	415,134
		415,134
Electric utilities (2.8%)
American Electric Power Co., Inc.	2,660	255,200
Exelon Corp.	4,521	204,892
NextEra Energy, Inc.	5,156	399,384
NRG Energy, Inc.	21,256	811,342
		1,670,818

COMMON STOCKS (95.9%)* cont.	Shares	Value

Electrical equipment (0.4%)
Emerson Electric Co.	3,359	$267,175
		267,175
Electronic equipment, instruments, and components (1.5%)
CDW Corp./DE	4,210	663,328
Vontier Corp.	9,126	209,807
		873,135
Entertainment (0.6%)
Sea, Ltd. ADR (Singapore) †	1,582	105,773
Walt Disney Co. (The) †	2,762	260,733
		366,506
Equity real estate investment trusts (REITs) (1.0%)
Gaming and Leisure Properties, Inc. R	10,557	484,144
Vornado Realty Trust R	4,181	119,535
		603,679
Food and staples retail (1.6%)
BJ’s Wholesale Club Holdings, Inc. †	777	48,423
Costco Wholesale Corp.	769	368,566
Walmart, Inc.	4,393	534,101
		951,090
Food products (0.3%)
McCormick & Co., Inc. (non-voting shares)	1,856	154,512
		154,512
Health-care equipment and supplies (2.1%)
Abbott Laboratories	2,805	304,763
Baxter International, Inc.	2,384	153,124
Boston Scientific Corp. †	8,587	320,037
DexCom, Inc. †	1,679	125,136
Edwards Lifesciences Corp. †	354	33,662
IDEXX Laboratories, Inc. †	79	27,708
Intuitive Surgical, Inc. †	852	171,005
Medtronic PLC	1,260	113,085
		1,248,520
Health-care providers and services (4.3%)
Cigna Corp.	2,547	671,185
Elevance Health, Inc.	1,079	520,704
McKesson Corp.	659	214,972
UnitedHealth Group, Inc.	2,208	1,134,095
		2,540,956
Hotels, restaurants, and leisure (1.9%)
Aramark	4,074	124,787
Booking Holdings, Inc. †	234	409,264
Chipotle Mexican Grill, Inc. †	161	210,469
Hilton Worldwide Holdings, Inc.	2,229	248,400
Penn National Gaming, Inc. †	3,781	115,018
		1,107,938
Household durables (0.6%)
PulteGroup, Inc.	8,627	341,888
		341,888
Household products (1.8%)
Procter & Gamble Co. (The)	7,648	1,099,706
		1,099,706
Independent power and renewable electricity producers (0.1%)
Vistra Corp.	2,188	49,996
		49,996
Industrial conglomerates (0.9%)
General Electric Co.	1,804	114,861
Honeywell International, Inc.	2,338	406,368
		521,229
Insurance (2.8%)
AIA Group, Ltd. (Hong Kong)	22,400	242,789
Assured Guaranty, Ltd.	15,297	853,420
AXA SA (France)	10,052	228,166
Prudential PLC (United Kingdom)	26,686	330,046
		1,654,421

Putnam VT Research Fund	3

COMMON STOCKS (95.9%)* cont.	Shares	Value

Interactive media and services (4.4%)
Alphabet, Inc. Class A †	940	$2,048,504
Meta Platforms, Inc. Class A †	3,553	572,921
		2,621,425
Internet and direct marketing retail (4.1%)
Amazon.com, Inc. †	22,920	2,434,333
		2,434,333
IT Services (4.9%)
Adyen NV (Netherlands) †	64	93,091
Fidelity National Information Services, Inc.	10,180	933,201
Mastercard, Inc. Class A	4,222	1,331,957
Visa, Inc. Class A	2,770	545,385
		2,903,634
Life sciences tools and services (2.4%)
Avantor, Inc. †	6,480	201,528
Bio-Rad Laboratories, Inc. Class A †	473	234,135
Danaher Corp.	2,028	514,139
Thermo Fisher Scientific, Inc.	879	477,543
		1,427,345
Machinery (1.5%)
Deere & Co.	674	201,843
Ingersoll Rand, Inc.	5,019	211,200
Otis Worldwide Corp.	7,030	496,810
		909,853
Media (0.4%)
Charter Communications, Inc. Class A †	456	213,650
		213,650
Metals and mining (0.5%)
Agnico-Eagle Mines, Ltd. (Canada)	2,914	133,385
Alamos Gold, Inc. Class A (Canada)	18,083	126,943
Anglo American PLC (United Kingdom)	803	28,709
		289,037
Multi-utilities (0.4%)
Ameren Corp.	2,355	212,798
		212,798
Multiline retail (0.5%)
Target Corp.	2,184	308,446
		308,446
Oil, gas, and consumable fuels (4.8%)
Cenovus Energy, Inc. (Canada)	46,436	883,482
ConocoPhillips	3,405	305,803
Exxon Mobil Corp.	14,687	1,257,795
Shell PLC (United Kingdom)	11,923	309,726
TotalEnergies SE (France)	1,826	96,386
		2,853,192
Pharmaceuticals (4.3%)
4Front Ventures Corp. †	195,395	107,467
Eli Lilly and Co.	1,584	513,580
Johnson & Johnson	4,247	753,885
Merck & Co., Inc.	6,507	593,243
Pfizer, Inc.	11,659	611,281
		2,579,456
Professional services (0.2%)
Booz Allen Hamilton Holding Corp.	1,168	105,540
		105,540
Road and rail (1.9%)
CSX Corp.	6,029	175,203
Union Pacific Corp.	4,389	936,086
		1,111,289
Semiconductors and semiconductor equipment (2.5%)
Advanced Micro Devices, Inc. †	8,534	652,595
Qualcomm, Inc.	6,537	835,036
		1,487,631

COMMON STOCKS (95.9%)* cont.		Shares	Value

Software (12.1%)
Adobe, Inc. †		1,629	$596,312
Intuit, Inc.		2,331	898,461
Microsoft Corp.		15,313	3,932,838
Oracle Corp.		12,874	899,506
salesforce.com, Inc. †		4,184	690,527
Unity Software, Inc. † S		5,287	194,663
			7,212,307
Specialty retail (2.7%)
Bath & Body Works, Inc.		1,341	36,100
CarMax, Inc. † S		1,343	121,515
Home Depot, Inc. (The)		3,994	1,095,434
O’Reilly Automotive, Inc. †		345	217,957
TJX Cos., Inc. (The)		1,530	85,451
Warby Parker, Inc. Class A † S		1,704	19,187
			1,575,644
Technology hardware, storage, and peripherals (4.6%)
Apple, Inc.		19,935	2,725,513
			2,725,513
Textiles, apparel, and luxury goods (0.5%)
Levi Strauss & Co. Class A S		3,877	63,273
Lululemon Athletica, Inc. (Canada) †		223	60,792
Nike, Inc. Class B		1,622	165,768
			289,833
Tobacco (0.2%)
Altria Group, Inc.		2,649	110,649
			110,649
Trading companies and distributors (0.3%)
United Rentals, Inc. †		730	177,324
			177,324
Wireless telecommunication services (1.6%)
T-Mobile US, Inc. †		7,076	952,005
			952,005
Total common stocks (cost $50,673,603)			$56,972,464

UNITS (0.1%)*		Units	Value
GoGreen Investments Corp. †		7,909	$79,802
Total units (cost $79,090)			$79,802

		Principal
		amount/
SHORT-TERM INVESTMENTS (4.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.61% [d]	Shares	269,025	$269,025
Putnam Short Term Investment Fund
Class P 1.36% L	Shares	2,218,487	2,218,487
U.S. Treasury Bills 1.158%, 7/28/22 #		$200,000	199,838
Total short-term investments (cost $2,687,341)			$2,687,350

Total investments (cost $53,440,034)			$59,739,616

Key to holding’s abbreviations

ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2022 through June 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

4	Putnam VT Research Fund

* Percentages indicated are based on net assets of $59,408,482.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $98,921 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $11,285 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/22 (aggregate face value $3,334,029) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	7/20/22	$158,719	$159,918	$1,199
	Danish Krone	Sell	9/21/22	165,649	169,320	3,671
	Euro	Sell	9/21/22	174,717	179,076	4,359
Barclays Bank PLC
	British Pound	Sell	9/21/22	151,659	156,418	4,759
	Euro	Sell	9/21/22	259,230	265,724	6,494
Citibank, N.A.
	Canadian Dollar	Sell	7/20/22	221,103	227,914	6,811
Goldman Sachs International
	British Pound	Sell	9/21/22	755,733	779,431	23,698
	Euro	Sell	9/21/22	114,652	117,476	2,824
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/20/22	677,371	698,234	20,863
	Singapore Dollar	Sell	8/17/22	128,136	128,547	411
NatWest Markets PLC
	Canadian Dollar	Sell	7/20/22	149,396	153,974	4,578
State Street Bank and Trust Co.
	Hong Kong Dollar	Sell	8/17/22	118,777	118,826	49
UBS AG
	Canadian Dollar	Sell	7/20/22	174,023	179,171	5,148
Unrealized appreciation						84,864
Unrealized (depreciation)						—
Total						$84,864

* The exchange currency for all contracts listed is the United States Dollar.

	Number of	Notional		Expiration	Unrealized
FUTURES CONTRACTS OUTSTANDING at 6/30/22 (Unaudited)	contracts	amount	Value	date	depreciation
S&P 500 Index E-Mini (Long)	7	$1,324,883	$1,326,325	Sep-22	$(38,851)
Unrealized appreciation					—
Unrealized (depreciation)					(38,851)
Total					$(38,851)

WRITTEN OPTIONS OUTSTANDING at 6/30/22 (premiums $361)		Expiration date/	Notional	Contract
Counterparty (Unaudited)		strike price	Amount	amount	Value
Morgan Stanley & Co. International PLC
Charles Schwab Corp. (The) (Put)		Jul-22/$61.00	$11,688	$185	$420
Total					$420

Putnam VT Research Fund	5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,153,586	$—	$—
Consumer discretionary	6,938,947	—	—
Consumer staples	3,996,221	—	—
Energy	2,853,192	—	—
Financials	5,391,818	—	—
Health care	8,831,137	—	—
Industrials	5,216,778	—	—
Information technology	15,202,220	—	—
Materials	1,851,274	—	—
Real estate	603,679	—	—
Utilities	1,933,612	—	—
Total common stocks	56,972,464	—	—
Units	79,802	—	—
Short-term investments	—	2,687,350	—
Totals by level	$57,052,266	$2,687,350	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$84,864	$—
Futures contracts	(38,851)	—	—
Written options outstanding	—	(420)	—
Totals by level	$(38,851)	$84,444	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

6	Putnam VT Research Fund

Statement of assets and liabilities
6/30/22 (Unaudited)

Assets
Investment in securities, at value, including $255,206 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $50,952,522)	$57,252,104
Affiliated issuers (identified cost $2,487,512) (Note 5)	2,487,512
Cash	31,512
Foreign currency (cost $3,196) (Note 1)	3,202
Dividends, interest and other receivables	52,280
Receivable for shares of the fund sold	12,992
Receivable for investments sold	18,350
Unrealized appreciation on forward currency contracts (Note 1)	84,864
Total assets	59,942,816

Liabilities
Payable for investments purchased	35,345
Payable for shares of the fund repurchased	81,671
Payable for compensation of Manager (Note 2)	27,717
Payable for custodian fees (Note 2)	11,183
Payable for investor servicing fees (Note 2)	7,229
Payable for Trustee compensation and expenses (Note 2)	42,436
Payable for administrative services (Note 2)	227
Payable for distribution fees (Note 2)	8,141
Payable for variation margin on futures contracts (Note 1)	11,113
Written options outstanding, at value (premiums $361) (Note 1)	420
Collateral on securities loaned, at value (Note 1)	269,025
Other accrued expenses	39,827
Total liabilities	534,334

Net assets	$59,408,482

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$52,035,704
Total distributable earnings (Note 1)	7,372,778
Total — Representing net assets applicable to capital shares outstanding	$59,408,482

Computation of net asset value Class IA
Net assets	$20,859,193
Number of shares outstanding	786,405
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$26.52

Computation of net asset value Class IB
Net assets	$38,549,289
Number of shares outstanding	1,460,422
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$26.40

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund	7

Statement of operations
Six months ended 6/30/22 (Unaudited)

Investment income
Dividends (net of foreign tax of $4,430)	$483,338
Interest (including interest income of $5,836 from investments in affiliated issuers) (Note 5)	6,244
Securities lending (net of expenses) (Notes 1 and 5)	1,058
Total investment income	490,640

Expenses
Compensation of Manager (Note 2)	178,693
Investor servicing fees (Note 2)	23,123
Custodian fees (Note 2)	12,863
Trustee compensation and expenses (Note 2)	1,436
Distribution fees (Note 2)	52,568
Administrative services (Note 2)	677
Auditing and tax fees	16,667
Other	22,264
Total expenses	308,291

Expense reduction (Note 2)	(130)
Net expenses	308,161

Net investment income	182,479

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,362,215
Foreign currency transactions (Note 1)	(448)
Forward currency contracts (Note 1)	106,933
Futures contracts (Note 1)	(370,937)
Written options (Note 1)	660
Total net realized gain	1,098,423
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(15,606,804)
Assets and liabilities in foreign currencies	(76)
Forward currency contracts	88,750
Futures contracts	(62,423)
Written options	(59)
Total change in net unrealized depreciation	(15,580,612)

Net loss on investments	(14,482,189)

Net decrease in net assets resulting from operations	$(14,299,710)

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Research Fund

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/22*	12/31/21
Increase (decrease) in net assets
Operations:
Net investment income	$182,479	$249,373
Net realized gain on investments and foreign currency transactions	1,098,423	4,464,109
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(15,580,612)	8,651,879
Net increase (decrease) in net assets resulting from operations	(14,299,710)	13,365,361
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(177,290)	(70,905)
Class IB	(228,719)	(32,902)
Net realized short-term gain on investments
Class IA	(523,745)	(552,465)
Class IB	(953,890)	(745,788)
From net realized long-term gain on investments
Class IA	(1,048,229)	(1,196,515)
Class IB	(1,909,127)	(1,615,208)
Increase from capital share transactions (Note 4)	5,885,145	11,300,267
Total increase (decrease) in net assets	(13,255,565)	20,451,845
Net assets:
Beginning of period	72,664,047	52,212,202
End of period	$59,408,482	$72,664,047

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund	9

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
6/30/22†	$35.41	.11	(6.63)	(6.52)	(.24)	(2.13)	(2.37)	—	$26.52	(19.49)*	$20,859	.39*[e]	.35*	22*
12/31/21	30.80	.18	6.90	7.08	(.10)	(2.37)	(2.47)	—	35.41	24.44	26,877.73		.55	45
12/31/20	29.95	.19	4.21	4.40	(.25)	(3.30)	(3.55)	—	30.80	20.23	23,098	.82[f]	.72[f]	74
12/31/19	25.60	.28	7.65	7.93	(.41)	(3.17)	(3.58)	—	29.95	33.59	21,027.78		1.03	77
12/31/18	26.81	.24	(1.45)	(1.21)	—	—	—	—	25.60	(4.51)	18,198.81		.88	76
12/31/17	21.87	.20	4.95[g]	5.15	(.21)	—	(.21)	—[h,i]	26.81	23.70[g]	22,460.81		.83	94
Class IB
6/30/22†	$35.22	.07	(6.59)	(6.52)	(.17)	(2.13)	(2.30)	—	$26.40	(19.57)*	$38,549	.51*[e]	.23*	22*
12/31/21	30.66	.10	6.86	6.96	(.03)	(2.37)	(2.40)	—	35.22	24.13	45,787.98		.29	45
12/31/20	29.81	.13	4.19	4.32	(.17)	(3.30)	(3.47)	—	30.66	19.92	29,115	1.07[f]	.47[f]	74
12/31/19	25.49	.21	7.61	7.82	(.33)	(3.17)	(3.50)	—	29.81	33.24	26,622	1.03	.78	77
12/31/18	26.75	.17	(1.43)	(1.26)	—	—	—	—	25.49	(4.71)	23,104	1.06	.63	76
12/31/17	21.83	.14	4.93[g]	5.07	(.15)	—	(.15)	—[h,i]	26.75	23.34 [g]	27,580	1.06	.58	94

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Includes one-time proxy cost which amounted to 0.02%.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of 0.01% as a percentage of average net assets.

g Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class IA	$0.33
Class IB	0.33

This payment resulted in an increase to total returns of 1.52% for the period ended December 31, 2017.

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Research Fund

Notes to financial statements 6/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2022 through June 30, 2022.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the

Putnam VT Research Fund	11

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $420 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $269,025 and the value of securities loaned amounted to $255,206.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

12	Putnam VT Research Fund

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $53,607,843, resulting in gross unrealized appreciation and depreciation of $11,344,609 and $5,167,243, respectively, or net unrealized appreciation of $6,177,366.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 27.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.271% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$8,279
Class IB	14,844
Total	$23,123

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $130 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $51, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Putnam VT Research Fund	13

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$15,623,332	$13,690,559
U.S. government securities
(Long-term)	—	—
Total	$15,623,332	$13,690,559

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/22		Year ended 12/31/21		Six months ended 6/30/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22,152	$656,937	57,889	$1,924,814	147,251	$4,523,744	461,688	$15,050,902
Shares issued in connection with
reinvestment of distributions	55,356	1,749,264	60,886	1,819,885	98,275	3,091,736	80,386	2,393,898
	77,508	2,406,201	118,775	3,744,699	245,526	7,615,480	542,074	17,444,800
Shares repurchased	(50,056)	(1,558,307)	(109,722)	(3,618,526)	(85,005)	(2,578,229)	(191,744)	(6,270,706)
Net increase	27,452	$847,894	9,053	$126,173	160,521	$5,037,251	350,330	$11,174,094

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/21	Purchase cost	Sale proceeds	Investment income	6/30/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$875,550	$1,862,245	$2,468,770	$456	$269,025
Putnam Short Term Investment
Fund**	3,101,912	5,374,749	6,258,174	5,836	2,218,487
Total Short-term investments	$3,977,462	$7,236,994	$8,726,944	$6,292	$2,487,512

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

14	Putnam VT Research Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$100
Futures contracts (number of contracts)	9
Forward currency contracts (contract amount)	$4,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$84,864	Payables	$—
			Payables, Net assets —
Equity contracts	Receivables	—	Unrealized depreciation	39,271*
Total		$84,864		$39,271

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$106,933	$106,933
Equity contracts	660	(370,937)	—	$(370,277)
Total	$660	$(370,937)	$106,933	$(263,344)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$88,750	$88,750
Equity contracts	(59)	(62,423)	—	$(62,482)
Total	$(59)	$(62,423)	$88,750	$26,268

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Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	9,229	11,253	—	6,811	26,522	21,274	—	4,578	49	5,148	84,864
Purchased options**#	—	—	—	—	—	—	—	—	—	—	—
Total Assets	$9,229	$11,253	$—	$6,811	$26,522	$21,274	$—	$4,578	$49	$5,148	$84,864
Liabilities:
Futures contracts§	—	—	11,113	—	—	—	—	—	—	—	11,113
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—
Written options#	—	—	—	—	—	—	420	—	—	—	420
Total Liabilities	$—	$—	$11,113	$—	$—	$—	$420	$—	$—	$—	$11,533
Total Financial and Derivative
Net Assets	$9,229	$11,253	$(11,113)	$6,811	$26,522	$21,274	$(420)	$4,578	$49	$5,148	$73,331
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$9,229	$11,253	$(11,113)	$6,811	$26,522	$21,274	$(420)	$4,578	$49	$5,148
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $98,921.

16	Putnam VT Research Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting
At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes against
Liaquat Ahamed	367,407,973	17,233,651
Barbara M. Baumann	368,543,732	16,097,891
Katinka Domotorffy	370,405,107	14,236,517
Catharine Bond Hill	368,981,588	15,660,035
Kenneth R. Leibler	368,097,861	16,543,762
Jennifer W. Murphy	369,061,225	15,580,398
Marie Pillai	369,504,026	15,137,598
George Putnam, III	368,189,409	16,452,215
Robert L. Reynolds	369,089,761	15,551,863
Manoj P. Singh	369,110,059	15,531,565
Mona K. Sutphen	371,262,782	13,378,842

All tabulations are rounded to the nearest whole number.

Putnam VT Research Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses,

18	Putnam VT Research Fund

interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least April 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over

Putnam VT Research Fund	19

the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class IA shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year and three-year periods ended December 31, 2021, and was positive and exceeded the return of its benchmark over the five-year period ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year period ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s observation that stock selection detracted from the fund’s performance during the period, particularly within the information technology and consumer discretionary sectors. The Trustees considered Putnam Management’s view that sector allocation, including an underweight to semiconductors and an overweight to services and software, also detracted from the fund’s performance.

The Trustees also considered the fund’s strong performance over the three-year and five-year periods ended December 31, 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20	Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisors	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110

Marketing Services
Putnam Retail Management
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund	21

This report has been prepared for the shareholders
of Putnam VT Research Fund.	VTSA067 330241 8/22

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 26, 2022